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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) January 7, 2002
                                ----------------

                                Adatom.com, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

             Delaware                  0-22967            43-17719999
    ----------------------------    -------------    --------------------
    (State or other jurisdiction    (Commission      (IRS Employer
     of incorporation                File Number)     Identification No.)

            1156 Shadow Hill Way
              Beverly Hills, CA                            90210
             ------------------                        --------------
    (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (310) 274-9467
                                 --------------

                       9800 S. Sepulveda Blvd., Suite 625
                              Los Angeles, CA 90049
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 7, 2002, Stefanou & Company LLP ("Stefanou") resigned as Adatom's certifying accountant. Stefanou was engaged to issue a report on Adatom's financial statements for the year ended December 31, 2000. The report was not issued. The resignation was not recommended or approved by the Board of Directors of the Company. During the year ended December 31, 2000 and the subsequent interim period through January 7, 2002, the Company has not had any disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Adatom has engaged Tax & Accounting 2010 as its certifying accountant as of January 12, 2002 for the Company's fiscal years ending December 31, 2000 and 2001.The Company has not consulted Tax & Accounting 2010 previously.

Stefanou's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

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ITEM 7. EXHIBITS.

Exhibit No.

   16       Letter from Stefanou & Company LLP to the Commission, dated
            January 7, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 30th, 2002.

                                               Adatom.com Inc.

                                               /s/ Gordon Lee
                                               ---------------------------------
                                               Name: Gordon Lee
                                               Title: President